SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2004

CKE RESTAURANTS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6307 Carpinteria Avenue, Ste. A, Carpinteria, CA	93013

(Address of principal executive offices)	(Zip Code)

(805) 745-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On April 7, 2004, CKE Restaurants, Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and fiscal year end results. The press release is filed as Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be “furnished” in accordance with SEC release numbers 33-8216 and 34-47583.

     The following exhibit is included herewith:

Exhibit
Number	Description
99.1	Press release, dated April 7, 2004, issued by CKE Restaurants, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: April 7, 2004	/s/ Theodore Abajian
Theodore Abajian
Executive Vice President Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated April 7, 2004, issued by CKE Restaurants, Inc.